EXHIBIT 32.2

CERTIFICATION BY THE CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION

1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, David D. Johnson, hereby certify that, to the best of my knowledge:

1. The quarterly report of Molex Incorporated on Form 10-Q for the quarter ended March 31, 2012 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of Molex Incorporated.

Date: April 26, 2012	/S/ DAVID D. JOHNSON
David D. Johnson
Executive Vice President, Treasurer and Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this certification has been provided to Molex Incorporated and will be retained by Molex Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.